SCHEDULE 14A

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant                                       |X|

Filed by a Party other than the Registrant                    |_|

Check the appropriate box:

| |      Preliminary Proxy Statement
|_|      Confidential,  for  Use  of  the  Commission Only (as permitted by Rule
         14a-6(e)(2)
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to ss. 240.14a -11(c) or ss. 240.14a-12


                           The Dresher Family of Funds
                (Name of Registrant as Specified in its Charter)


       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|      No fee required
|_|      Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11

         (1)     Title of each class of securities to which transaction applies:


         (2)     Aggregate number of securities to which transaction applies:


         (3) Per unit price or other underlying value of transaction computed pursuant to exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



         (4) Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:



|_|      Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:



         (2)      Form, Schedule or Registration Statement No.:



         (3)      Filing Party:



         (4)      Date Filed:

                          THE DRESHER FAMILY OF FUNDS:

                      The Dresher Comprehensive Growth Fund
                       The Dresher Classic Retirement Fund

                           715 Twining Road, Suite 202
                           Dresher, Pennsylvania 19025
                                 (888) 980-7500

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         SCHEDULED FOR MARCH 12, 2001


To the shareholders:

         A special  meeting of  shareholders of The Dresher Family of Funds will
be  held  at  the  fund's  offices,   715  Twining  Road,  Suite  202,  Dresher,
Pennsylvania on Monday, March 12, 2001 at 9:00 a.m. to consider the following:

         1. A proposal to approve a new investment management agreement between the fund and National Financial Advisors, Inc., the fund's investment manager. This new contract will take effect only if the acquisition of The National Advisory Group, Inc., the parent of the fund's investment manager, distributor and transfer agent, by PennRock Financial Services, Corp. is consummated;

         2. To elect the trustees of the fund, as named in the attached proxy statement, to serve as the board of trustees until their successors have been duly elected and qualified; and

         3. To consider any other business that may be properly come before the meeting.

     THE TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL THE PROPOSALS. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT IS REQUIRED BECAUSE OF THE CHANGE IN CONTROL OF THE NATIONAL ADVISORY GROUP. APPROVAL OF THE PROPOSALS WILL NOT INCREASE THE MANAGEMENT FEE RATES PAYABLE BY THE FUND.

         Shareholders of record as of the close of business on January 24, 2001 are entitled to vote at the meeting and any related follow-up meetings.

                        By Order of the Board of Trustees


                         Larissa N. Patrylak, Secretary

Dresher, Pennsylvania
February 15, 2001

                             YOUR VOTE IS IMPORTANT:

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY.

                           THE DRESHER FAMILY OF FUNDS

                                715 Twining Road
                           Dresher, Pennsylvania 19025
                                 (888) 980-7500

                                 PROXY STATEMENT

         This proxy statement contains the information you should know before voting on the proposals summarized below. It and the accompanying proxy card are being sent on or about February 19, 2001 to shareholders of record as of January 24, 2001.

         The Dresher Family of Funds is an open-end registered investment company consisting of two separate portfolios: The Dresher Comprehensive Growth Fund and The Dresher Classic Retirement Fund. We refer each portfolio as a "portfolio" and to The Dresher Family of Funds as the "fund" throughout this proxy statement.

         We will furnish without charge a copy of the fund's most recent annual report and any more recent semiannual report to any shareholder upon request. Shareholders who want to obtain a copy of these reports should direct all written requests to the fund, at the address listed above, or should call 1-888-980-7500.

                              QUESTIONS AND ANSWERS

Q:       WHAT IS HAPPENING?

A: The National Advisory Group, Inc., the corporate parent for the fund's investment manager, distributor and transfer agent, is being acquired by PennRock Financial Services Corp. We are asking the fund's shareholders to approve a new investment management agreement to assure that there is no interruption in the services the investment manager provides to the fund.

Q:      WHY AM I BEING ASKED TO VOTE ON THE NEW INVESTMENT MANAGEMENT AGREEMENT?

A: The change of ownership of National Advisory Group will be deemed to have caused a "change in control" of the investment manager. The Investment Company Act of 1940, which regulates investment companies such as the fund, requires that fund shareholders approve a new investment management agreement whenever there is a change of control of a fund's investment manager. Accordingly, we are seeking shareholder approval of the new investment management agreement, which will take effect upon the consummation of the National Advisory Group - PennRock transaction.

Q: HOW WILL THE NATIONAL ADVISORY GROUP - PENNROCK TRANSACTION AFFECT ME AS A FUND SHAREHOLDER?

A: We do not expect the transaction to affect you as a fund shareholder. The fund and your portfolio's investment objective will not change as a result of the transaction. You will still own the same shares in the same portfolio. The new investment management agreement is substantially identical to the current investment management agreement, except for the dates of execution and termination. Similarly, the other service arrangements between the fund and the investment manager, the distributor and the transfer agent will not be affected by the transaction. Completion of the National Advisory Group - PennRock transaction is subject to receiving shareholder approval for the new investment management agreement.

Q:      WILL THE INVESTMENT MANAGEMENT FEES INCREASE?

A: No, the investment management fee rates paid by your portfolio will remain the same.

Q:      WHO WILL BE  RESPONSIBLE  FOR  MANAGING THE FUND IF THE  TRANSACTION  IS
        COMPLETED?

A: The board of trustees will continue to be responsible for overall management of the fund, including general supervision and review of the fund's investment activities. David S, Butterworth, Assistant Vice President and Portfolio Manager of Blue Ball National Bank, will replace Jeffrey C. Brown as the person primarily responsible for the management of the portfolios. Mr. Butterworth is currently responsible for management of employee benefit plans, investment management accounts and trust accounts on behalf of Blue Ball National Bank. Before joining the bank in 1999, Mr. Butterworth managed a broker/dealer office for F. J. Morrissey & Co., Inc. from 1997 to 1999, and was president of Charter Securities Corp., a broker/dealer, from 1994 to 1997. Mr. Butterworth served as portfolio manager for Joshua Mutual Fund, Inc., a small equity mutual fund, from 1994 to 1995.

Q:       WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A: You are being asked to elect trustees, as named in this proxy statement.

Q:       HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

A: After careful consideration, the fund's trustees recommend that you vote for the Proposals described on the enclosed proxy card(s).

Q:       WILL THE FUND PAY FOR THIS PROXY SOLICITATION?

A: No, the shareholders of National Advisory Group will bear these costs.

Q:       WHOM DO I CALL FOR MORE INFORMATION?

A: Please call the fund at (888) 980-7500.

                                  INTRODUCTION

         This proxy statement is being used by the fund's board of trustees to solicit proxies to be voted at a special meeting of the shareholders. The special meeting will be held at the fund's offices, 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025 at 9:00 a.m., on Monday, March 12, 2001, and at any adjournments of the meeting to a later date, for the purposes as set forth in the accompanying notice of special meeting of shareholders.

         The special shareholder meeting is being called to consider, among other things, proposals related to the acquisition by PennRock Financial Services, Corp. of all of the outstanding shares of stock of The National
Advisory Group, Inc., the parent company of the fund's investment manager, distributor and transfer agent. If Proposal 1 regarding the approval of the proposed investment management agreement is adopted and the stock sale transaction is completed, National Financial Advisors will continue as the investment manager of each portfolio.

         Closing of the National Advisory Group - PennRock transaction is conditioned upon approval of Proposals 1 and 2 by the shareholders of the fund.

                             WHO IS ELIGIBLE TO VOTE

         Shareholders of record of a fund as the close of business on January 24, 2001 (the "record date") are entitled to vote at the special shareholder meeting and any adjournments of it. Shareholders are entitled to one vote for each dollar of net asset value they hold in either portfolio.

               PROPOSAL 1: THE NEW INVESTMENT MANAGEMENT AGREEMENT

         The reason the trustees are proposing a new investment management agreement is that the current investment management agreement will terminate when the investment manager's parent company, National Advisory Group, is acquired by PennRock. The Investment Company Act provides generally that the advisory agreements of mutual funds automatically terminate when the investment adviser or its parent company undergo a significant change of ownership. The fund's trustees have carefully considered the matter, and have concluded that the new investment management agreement is appropriate and in the best interest of the fund and its shareholders, so that the investment manager can continue to manage the fund's portfolios on the same terms as are now in effect.

         The acquisition of the National Advisory Group will occur only if various conditions are satisfied or waived by the parties. These conditions include, among others, receipt of certain government approvals of the acquisition and approval by the shareholders of the new investment management agreement and the election of new trustees named in this proxy statement. We currently expect that the acquisition will occur soon after the special shareholder meeting, but the acquisition could be delayed. If the acquisition does not occur, the new investment management agreement would not be needed because the automatic termination of the current investment management agreement would not occur.

         NO CHANGE IS BEING PROPOSED IN THE MANAGEMENT FEE RATE PAID BY EITHER PORTFOLIO TO THE INVESTMENT MANAGER.

Information Concerning PennRock Financial Services

         PennRock Financial Services is a bank holding company with assets of more than $900 million as of December 31, 2000. Its shares, traded on the Nasdaq stock market under the symbol "PRFS", are owned by more than 2,600 shareholders across the United States. Its wholly owned subsidiary, Blue Ball National Bank, founded in 1906, delivers financial and related services through its 15 offices situated in Lancaster, Berks, and Chester Counties in Pennsylvania. (Additional information on the bank is available at the web site www.bbnb.com.)

         The principal executive offices of PennRock are located at 1060 Main Street, Blue Ball, Pennsylvania 17506, and its telephone number is (800) 346-3437.

The Investment Manager

         National Financial Advisors has served as the fund's investment manager since the fund's inception under an investment management agreement adopted by the fund's then shareholder on July 14, 1997. The investment management agreement provides for investment management services to both of the fund's portfolios. The current investment management agreement has been renewed annually since July 14, 1999 by a vote of the fund's trustees and a majority of the trustees who are not "interested persons," as that term is defined in the Investment Company Act. (The Investment Company Act defines an "interested person" to include, in general, someone who is (1) affiliated with the fund, the investment manager or the distributor through ownership of securities or otherwise controls any such entity directly or indirectly, and that person's immediate family members, (2) a registered broker/dealer or any person affiliated with a broker/dealer, and (3) a person, or a partner or employee of a person, who has acted as legal counsel for the fund at any time during the two most recent fiscal years.) We refer to the trustees who are not "interested persons" as "independent trustees" throughout this proxy statement.

         National Financial Advisors, a registered investment adviser under the Investment Advisers Act of 1940, serves as the investment manager for the fund as well as for high-net worth individuals, pension and profit sharing plans and other institutional accounts. It is a wholly-owned subsidiary of National Advisory Group. National Financial Advisors, National Advisory Group, NFA Brokerage Services, Inc., the fund's distributor, and National Shareholder Services, Inc., the fund's transfer agent, are located at 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025. The current shareholders of National Advisory Group are Jeffrey C. Brown and Larissa N. Patrylak.

The Current and New Investment Management Agreements

         The new investment management agreement for each portfolio is identical to the current investment management agreement, except that the new agreement:

     o will be dated the date that PennRock acquires National Advisory Group, and
     o the initial term of the agreement will be for a period ending two years after the date of the acquisition.

         Appendix A to this proxy statement contains the form of the new investment management agreement. The next several paragraphs briefly summarize some important provisions of the current and the new investment management agreements, but for a complete understanding of the new agreement you should read Appendix A.

     Management Services. Both the current and the new investment management agreements essentially provide that the investment manager, under the trustees' supervision, will:
     o decide what securities to buy and sell for each portfolio,

     o select brokers and dealers to carry out portfolio transactions and

     o provide officers, office space and certain administrative services to the fund.

         Management Fees. Under the current investment management agreement, the investment manager is entitled to a fee, accrued daily and paid monthly in arrears, equal to 1.20% of each portfolio's daily net assets. This fee includes transfer agency, pricing, custodial, auditing and legal services, taxes, interest, redemption fees, fees and expenses of the fund's independent trustees and general administrative expenses. The management fee and expense provisions under the new investment management agreement will be identical. In addition, since the fund's inception the investment manager has annually agreed to waive a portion of its management fee so that each portfolio's total annual operating expenses, including distribution and service fee expenses of 0.25% but excluding extraordinary expenses, do not exceed 1.20%. If the National Advisory Group--PennRock transaction is completed, the investment manager has agreed to continue to so waive a portion of its management fee for at least two years following the closing of the transaction.

         The following table shows the compensation paid to, and the management fee waived by, the investment manager during the fund's 2000 fiscal year:

                                    Management
                                      Fee Paid                 Fee Waived

Comprehensive Growth Fund              $175,764               $36,611
Classic Retirement Fund                 164,357                34,256

         Term of Agreement. The new investment management agreement will begin on the date PennRock acquires National Advisory Group and will continue in effect for two years. After that it will continue in effect from year to year as long as the continuation is approved at least annually by:

     o vote of the trustees or a majority of the outstanding voting securities of the fund, and
     o vote of a majority of the independent trustees.

         Both the current and the new investment management agreements may be terminated as to either portfolio without penalty on 60 days' written notice by:

     o a vote of the trustees, a majority of the independent trustees, or a majority of the outstanding voting securities of the relevant portfolio or
     o the investment manager.

         The agreements terminate automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in ownership of an investment adviser or its parent company occurs.

         Standard of Care and Indemnification. Both the current and the new investment management agreements provide that the investment manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the fund in the performance of the investment manager's duties under the agreements. However, the investment manager will not be protected for losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

         In addition, both agreements indemnify the investment manager, its directors, officers, employees, agents and controlling persons for liabilities incurred by such persons while acting on behalf of the fund, except for liabilities resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.

The Investment Management Team

         The following table provides biographical information for the current president and directors of the investment manager and indicates those persons who are currently officers or trustees of the fund.

Name Principal Occupation and Position Held with the Fund

Jeffrey C. Brown                    President and  director  of  the  investment
                                    manager; president and trustee of the fund.

Larissa N. Patrylak                 Secretary/treasurer, controller and director
                                    of the investment manager; secretary and trustee of the fund.

Stephen  Patrylak                   Vice  President of the  investment  manager;
                                    treasurer of the fund.

Daniel B. Nysch                     Vice President of the investment manager and
                                    the fund.

The address for each of these individuals is 715 Twining Road, Suite 202, Dresher, Pennsylvania 19025.

Interests of Certain Persons in Matters to be Acted Upon

         As noted above, completion of the National Advisory Group--PennRock transaction is contingent upon the approval of the fund's shareholders of the new investment management agreement (Proposal 1) and the election of the trustees named in this proxy statement (Proposal 2). Jeffrey C. Brown, trustee and president of the fund, and Larissa N. Patrylak, trustee and secretary, are the only shareholders of National Advisory Group and, thus, the persons who will sell National Advisory Group to PennRock and receive the agreed upon consideration. Because that consideration covers all of National Advisory Group's busineses, it is not practicable to allocate a portion of it as the amount being paid for that part of the investment manager's business that represents managing the fund. In addition, if the acquisition transaction is consummated, Mr. Brown, Ms. Patrylak and Stephen Patrylak, treasurer of the fund, will enter into non-competition and consulting agreements with PennRock. Accordingly, these individuals have an interest in the matters to be acted upon at the meeting that are different from, or in addition to, their interests as shareholders of the fund.

Basis for the Trustees' Recommendation

         The fund's trustees determined that the terms of the new investment management agreement are fair and reasonable, and that approval of the new agreement on behalf of the fund and each portfolio is in the best interest of the fund. The trustees also determined that the continuity and efficiency of management services after the consummation of the National Advisory Group--PennRock transaction can best be assured by approving the new investment management agreement. The trustees believe that the new investment management agreement will enable each portfolio to continue to enjoy a high quality of investment advisory services at costs which they deem appropriate, reasonable and in the best interest of each portfolio and its shareholders.

         In evaluating the new investment management agreement, the trustees reviewed materials provided by PennRock, including information regarding PennRock's personnel, operations and financial condition. The trustees had an opportunity to interview and ask questions of representatives from PennRock and National Financial Advisors. The trustees reviewed their initial approval of National Financial Advisors as investment manager for the fund in 1997 with a view to comparing National Financial Advisors' performance as investment manager since then based on the mission established by the fund. The trustees also reviewed information regarding the investment performance of other mutual funds deemed by the trustees to be of similar size, or have similar investment objectives and policies, as the portfolios, the fees and expenses incurred by the portfolios as compared to this peer group and the profitability to National Financial Advisors in managing the portfolios. In addition, the trustees interviewed other investment management entities that were originally considered as candidates to act as the fund's investment manager in 1997.

         The trustees also specifically considered the following factors as relevant to their recommendations, in order of importance as determined by the trustees:

         o that the terms of the new investment management agreement are substantially identical to those of the current investment management agreement;

         o that the National Advisory Group group of entities has worked smoothly to provide the fund with investment management, distribution and transfer agency services and has withstood examination by the SEC and various employers, plan administrators, trustees and participants;

         o that the fee and expense ratios of the fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds;

         o        that  National   Financial   Advisors   has  not  realized  an
                  unreasonable profit from its provision of services to the fund;

         o        that  the   relative   performance  of  the  portfolios  since
                  commencement has been comparable to or better than similar mutual funds;

         o the commitment of all parties involved to pay all expenses for the National Advisory Group--PennRock transaction, this proxy solicitation and the shareholder meeting so that the fund's shareholders will not bear any of such expenses;

         o the possibility of benefits that may be realized by the fund as a result of the fund's affiliation with PennRock, including its financial resources, improved technology, experienced personnel and an expanded client base which may be cross-sold on investing in the fund;

         o the assurances from PennRock that is does not intend to make material changes to National Financial Advisors' financial, human and other resources that would adversely impact National Financial Advisors' ability to provide the same quality of investment management services that National Financial Advisors and its affiliates have provided in the past;

         o the likelihood that the fund will continue to be National Financial Advisors' sole mutual fund client; and

         o        other factors deemed relevant by the trustees.

         In addition, the trustees considered that PennRock has agreed to use its reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act. Section 15(f) provides that a mutual fund investment adviser or its affiliates can benefit or receive compensation in connection with a change of control of the investment adviser (such as PennRock's acquisition of the investment manager's parent) if two conditions are satisfied.

         First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the investment adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the investment adviser. The 75% test of Section 15(f) will be satisfied upon the resignations of Jeffrey C. Brown and Larissa N. Patrylak, two trustees who are "interested persons" of the investment manager, simultaneously with the closing of the National Advisory Group--PennRock transaction. A description of the potential upcoming resignations of Mr. Brown and Ms. Patrylak, and the nominations and proposed election of all the trustees, is set forth in Proposal 2 of this proxy statement.

         Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

Trustees' Recommendation

         After carefully considering the information summarized above, the trustees, including the independent trustees, unanimously voted to approve the new investment management agreement and to recommend that the fund's shareholders vote to approve the agreement.

Required Vote

         For each of the fund's portfolio, the vote required to approve the new investment management agreement is the lesser of:

         o 67% of the shares of that portfolio that are present at the meeting, if the holders of more than 50% of the shares outstanding as of the record date are present in person or represented by proxy at the meeting, or

         o        more than 50% of the shares of outstanding on the record date.

         A shareholder is entitled to one vote for each dollar of net asset value it holds in each portfolio as of the record date. If the required vote is not obtained, the trustees will consider what other actions to take in the best interests of the fund.

                        PROPOSAL 2: ELECTION OF TRUSTEES

         It is proposed that six persons be elected as trustees of the fund. The nominees, their ages at February 1, 2001 and their principal occupations and directorships during the past five years are listed below. As described below, Jeffrey C. Brown and Larrisa N. Patrylak intend to resign from office upon the consummation of the National Advisory Group--PennRock transaction. Each person who is, or will be upon the consummation of the National Advisory Group--PennRock transaction, an "interested person," as defined by the Investment Company Act, is indicated by an asterisk.

       Name of Nominee    Age    Principal Occupations for Last Five Years

Jeffrey C. Brown*          43    Trustee  since the fund's inception.  President
                                 and 50% shareholder of National Advisory Group.
                                 Presidnet   of   National   Financial  Advisors
                                 (investment   advisor),    National   Actuarial
                                 Consultants, Ltd.  (pension recordkeeping), and
                                 National   Shareholder   Services  (shareholder
                                 services   agent);    President  and   licensed
                                 registered representative  of   NFA   Brokerage
                                 Services (NASD memeber broker-dealer)


Larissa N. Patrylak*       46    Trustee since the fund's inception.  Secretary/
                                 Treasurer and Controller of National  Financial
                                 Advisors, National  Shareholder  Services,  and
                                 NFA  Brokerage   Services,  Vice  President  of
                                 National Actuarial Consultants. 50% shareholder of National Advisory Group. Married to Stephen
                                 Patrylak.

Michael H. Peuler*(1)      50    Senior Vice President  and  financial  services
                                 divison manager  of  Blue  Ball  National  Bank
                                 since 1993.  Certified  public  accountant  and
                                 certified financial planner.   Faculty  member,
                                 Central Atlantic School of Trust and School  of
                                 Banking.

Donald M. Horning          58    President,  Horning  Dodge   Chrysler-Plymouth,
                                 Inc.

Loren L. Martin            37    President,  G.  Earl  Martin,  Inc.  (wall  and
                                 ceiling construction).

John P. Porter, Jr.        47    Chief Executive Officer and President,  Ephrata
                                 Community   Hospital   and   Ephrata  Community
                                 Hospital Foundation; Chairman Preferred  Health
                                 Care (health insurance provider).

----------------------
(1) Mr. Peuler will become an "interested person" upon consummation of the National Advisory Group--PennRock transaction.

Anticipated Resignations from the Board

         The proposed acquisition of National Advisory Group by PennRock will result in a change of ownership of the investment manager. The Investment Company Act provides that a mutual fund investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser if certain conditions are satisfied. One of those conditions relates to the composition of the board of such mutual fund, and in this case, to the trustees.

         In order for the persons selling their interest in National Advisory Group to PennRock to receive benefit or compensation in connection with the acquisition, at least 75% of the trustees must consist of persons who are not "interested persons" of the investment manager. This condition will be satisfied upon the resignations of Mr. Brown and Ms. Patrylak, two trustees who are "interested persons," simultaneously with the acquisition of National Advisory Group by PennRock. After these resignations, the trustees will consist of four persons, three of whom (or 75%) will be independent trustees.

         If the PennRock acquisition of National Advisory Group does not occur, neither Mr. Brown nor Ms. Patrylak will resign in order to comply with the
Section 15(f) 75% test.

Term

         Each current trustee will serve as trustee until the next meeting held for the purpose of electing trustees and until his or her successor is elected and qualified, or until his or her earlier death, resignation, removal or retirement. If any of the nominees are unavailable for election at the time of the meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion.

         The fund's Trust Instrument does not provide for the annual election of trustees. However, in accordance with the Investment Company Act:

         o the fund will hold a shareholders meeting for the election of trustees if less than a majority of the trustees holding office have been elected by shareholders, and

         o if, after filling a vacancy on the board of trustees, less than 2/3 of the trustees holding office would have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

         In addition, trustees may be removed from office by a written consent signed by the holders of 2/3 of the outstanding shares of the fund and filed with the fund, or by vote of the holders of 2/3 of the outstanding shares of the fund at a meeting duly called for such purpose, which meeting will be held upon the written request of the shareholders of not less than 10% of the fund's outstanding shares.

Committees of the Board; Meetings

         The fund's board of trustees has no standing committees. The board held three meetings during fiscal year 2000. No trustee attended less than 75% of such meetings.

Board and Executive Officer Compensation

         The independent trustees waived all compensation from the fund during fiscal year 2000. No officer, director or employee of the investment manager or any of its affiliates receives any compensation from the fund for serving as an officer of the fund.

Executive Officers of the Fund

         The following table lists the current executive officers of the fund. Each such person has been elected to the indicated office by the trustees, and each such person's term is until his or her successor is elected and qualified or earlier resignation, retirement or removal. By virtue of the responsibilities assumed by the investment manager, the fund has no employees other than its executive officers, each of whom is employed by National Financial Advisors or its affiliates and none of whom devotes full time to the affairs of the fund. Each officer's current principal occupation is listed.


                               Office
Name and Office with Fund       Held    Principal Occupation; Business
(Age as of February 1, 2001)   Since  Experience for the Past Five Years
----------------------------   -----  ----------------------------------

Jeffrey C. Brown, President     1997   President   of  National  Advisory Group,
(43)                                   National  Financial Advisors  (investment
                                       advisor), National Actuarial Consultants,
                                       Ltd.   (pension    recordkeeping),    and
                                       National   Shareholder   Services,   Inc.
                                       (shareholder services agent); President and licensed registered representative of
                                       NFA Brokerage Services, Inc. (NASD member broker-dealer).


Larissa N. Patrylak, Secretary  1997   Secretary/Treasurer   and  Controller  of
(46)                                   National   Financial  Advisors,  National
                                       Shareholder  Services,  and NFA Brokerage
                                       Services;   Vice  President  of  National
                                       Actuarial Consultants. Married to Stephen
                                       Patrylak.

Stephen Patrylak, Treasurer     1997   Vice    President,   National   Financial
 (48)                                  Advisors,  and    National    Shareholder
                                       Services;   Consultant    to     National
                                       Actuarial  Consultants; Vice President of
                                       NFA  Brokerage  Services.    Married   to
                                       Larissa N. Patrylak.

Daniel B. Nysch, Vice President 1997   Director of   Computer   Operations   for
(36)                                   National Advisory Group;  Vice  President
                                       of   National  Financial  Advisors,   NFA
                                       Brokerage    Services,    and    National
                                       Actuarial Consultants.

Trustees' Recommendation

         The trustees unanimously recommend that the shareholders of the fund vote for the election of each of the nominees for trustee of the fund.

Required Vote

         The election of trustees will be by a plurality of the shares of the fund represented at the meeting either in person or by proxy. Both portfolios will vote together as a single class.

                       INFORMATION CONCERNING THE MEETING

Outstanding Shares

         All shareholders of record on the record date are entitled to one vote for each dollar of net asset value of the fund held as of that date. The number of shares of each portfolio outstanding as of the record date are as follows:

                                             Shares
                                          Outstanding on
Series                                      Record Date

Comprehensive Growth Fund                     515,073
Classic Retirement Fund                       465,824

Solicitation of Proxies

         Proxies will be solicited primarily by mailing this proxy statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the fund or by employees or agents of National Shareholder Services, the transfer agent. All costs of the meeting, including the costs of soliciting proxies, will be paid by National Advisory Group's shareholders.

Proxies, Quorum and Voting

         The holders of a majority of the shares of the fund outstanding on the record date, present in person or represented by proxy, constitute a quorum for the transaction of business at the meeting. Votes cast by proxy or in person at the meeting will be counted by National Shareholder Services on behalf of the fund. The total number of votes cast "for" approval of each Proposal will be counted for purposes of determining whether sufficient affirmative votes have been cast. Proxies which are signed, but do have a vote filled in, will be voted in favor of each of the nominees for trustee and to approve the other proposals. All shares represented by proxies that reflect abstentions will be counted as present for purposes of determining the presence of a quorum. Assuming the presence of a quorum, abstentions have the effect of a negative vote on each Proposal 1 and no effect on Proposal 2.

         In the event that a quorum is not present for purposes of acting on each Proposal, or if sufficient votes in favor of a Proposal are not received by the time of the meeting, the persons named as proxies may vote on those matters for which a quorum is present and as to which sufficient affirmative votes may have been received, and may propose one or more adjournments of the meeting with respect to any Proposal not so approved or adopted in order to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or represented by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal as to which affirmative votes have been received. They will not vote any proxies that direct them to abstain from voting on such Proposal.

         Although the meeting is called to transact any other business that may properly come before it, the only business that we intend to present or know that others will present are Proposals 1 and 2 mentioned in the Notice of Special Meeting. However, we are asking shareholders on the enclosed proxy to instruct Jeffrey C. Brown and/or Larissa N. Patrylak, as proxy, to vote in accordance with their judgment with respect to any additional matters which properly come before the meeting, and on all matters incidental to the conduct of the meeting.

Revocation of Proxies

         At any time before it has been voted, the enclosed proxy may be revoked by the signer:

         o        by a written revocation received by the secretary of the fund,

         o        by properly executing a later-dated proxy or

         o by attending the meeting, requesting return of any previously delivered proxy and voting in person. Mere attendance at the meeting will not revoke a proxy.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the percentage of each portfolio owned, as of January 24, 2001, by (a) each person who, to the knowledge of the fund, is the beneficial owner of 5% or more of the outstanding shares of a portfolio, (b) each of the fund's present trustees, (c) each of the fund's executive officers, and (d) all of the fund's present executive officers and trustees as a group.




                            Name and Address             Amount of
                             of Beneficial               Beneficial
 Title of Portfolio             Owner                    Ownership     Percent

Trustees and
Executive Officers:
Comprehensive              Larissa N. Patrylak              .437          *
Growth Fund                715 Twining Road
                           Suite 202
                           Dresher, PA  19025

                           Stephen Patrylak                  .437         *
                           715 Twining Road
                           Suite 202
                           Dresher, PA  19025

Trustees and Executive
Officers as a Group                                          .874         *
(2 persons):

5% or More Holders:
                           Frame Lehigh 401(k) Plan         67,989.917   13.14%
                           80 Broad Street
                           Beaver Meadows, PA  18216

                           John Savoy Enterprises, Inc.     63,267.791   12.22%
                           401(k) Plan
                           P.O. Box 339
                           Claymont, DE  19703

Trustees and Executive
Officers:
Classic
Retirement Fund             Larissa N. Patrylak              1,364.433     *

                            Stephen Patrylak                 1,364.433     *

Trustees and Executive
Officers as a Group
(2 persons):                                                 2,728.866     *

5% or More Holders:
                            Zahav, Inc. 401(k) Plan         46,761.664   10.01%
                            Baum Promotions
                            The Pavilion, Suite A48
                            Jenkintown, PA  19046

                            Frame Lehigh 401(k) Plan         43,208.096   9.25%

                            Marshall Industrial Technologies 36,706.522   7.86%
                            Savings and Retirement Plan
                            529 S. Clinton Avenue
                            Trenton, NJ  08611

----------------------
*  Less than 1.0%


                                    AUDITORS

         Sanville & Company, independent certified public accountants located at 1514 Old York Road, Abington, Pennsylvania 19001, has been selected as the auditors for the fund. In such capacity, Sanville & Company periodically reviews the accounting and financial records of the fund and examines its financial statements. The fund does not anticipate that a representative of Sanville & Company will be present at the meeting.

                    SHAREHOLDER PROPOSALS AT FUTURE MEETINGS

         The fund does not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders must be received by the fund at a reasonable time before the fund's solicitation of proxies for the meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

                                   APPENDIX A

                         INVESTMENT MANAGEMENT AGREEMENT


         AGREEMENT (this "Agreement") made as of __________, 2001 between the Dresher Family of Funds, a Delaware business trust (herein called the "Trust"), and National Financial Advisors, Inc., a Pennsylvania corporation and investment adviser registered under the Investment Advisers Act of 1940 (the "Investment Adviser").

         WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

         WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory and administrative services to the series of the Trust denominated as "Funds" and listed on Schedule A hereto, as such schedule may be amended from time to time (each a "Fund" and collectively, the "Funds"),

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser and administrator to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

         2. Delivery of Documents. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

                  (a) the Trust's Trust Instrument dated March 26, 1997 (such Trust Instrument, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

                  (b)      the Trust's Bylaws;

                  (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

                  (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act, as filed with the Securities and Exchange Commission ("SEC") on April 11, 1997;

                  (e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act"), (File No. 333-25073) and under the 1940 Act (File No. 811-08177) as filed with the SEC and all amendments thereto; and

                  (f) the Trust's most recent prospectus and Statement of Additional Information (such prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

         3.       Management.

                  (a) Subject to the succeeding provisions of this paragraph and the Prospectus and subject to the direction and control of the Board of Trustees of the Trust, the Investment Adviser shall (i) act as investment adviser for and supervise and manage the investment and reinvestment of the Funds' assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Funds and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Funds; (ii) arrange for the purchase and sale of securities and other assets held in the investment portfolios of the Funds and (iii) oversee the administration of all aspects of the Funds' business and affairs and provide, or arrange for others whom it believes to be competent to provide, certain services as specified in subparagraph (b) below. Nothing contained herein shall be construed to restrict the Trust's right to hire its own employees or to contract for administrative services to be performed by third parties.

                  (b) The  specific  services to be provided or arranged  for by the Investment  Adviser for the Trust  include,  but are not limited to
         (i) maintaining the Trust's books and records, such as journals, ledger accounts and other records in accordance with applicable laws and regulations to the extent not maintained by the Trust's custodian, transfer agent and dividend disbursing agent; (ii) transmitting purchase and redemption orders for each Fund's shares to the extent not transmitted by the Trust's distributor or others who purchase and redeem shares; (iii) initiating all money transfers to the Trust's custodian and from the Trust's custodian for the payment of the Trust's expenses, investments, dividends and share redemptions; (iv) reconciling account information and balances among the Trust's custodian, transfer agent, distributor, dividend disbursing agent and the Investment Adviser; (iv) providing the Trust, upon request, with such office space and facilities, utilities and office equipment as are adequate for the Trust's needs; (vi) preparing all reports by the Trust, on behalf of each Fund, to their respective shareholders and all reports and filings required to maintain the registration and qualification of the Funds' shares under federal and state law, including periodic updating of the Trust's registration statement and Prospectus; (vii) supervising the calculation of the net asset value of the Funds' shares; (viii) preparing notices and agendas for meetings of the Funds' shareholders and the Trust's Board of Trustees, as well as minutes of such meetings in all matters required by applicable law to be acted upon by the Board of Trustees; (ix) retaining, on behalf of the Trust, a custodian, transfer agent, dividend disbursing agent, shareholder services agent and such other agents as the Investment Adviser deems necessary and appropriate for the conduct of the Trust's business and affairs; and (x) preparing for execution by the Trust and filing all federal and state returns and required tax filings other than those required to be made by the Trust's custodian, transfer agent, dividend disbursing agent or shareholder services agent.

                  (c) Subject to the provisions of this Agreement, the Declaration of Trust and the 1940 Act, the Investment Adviser, at its expense, may select and contract with investment advisers (the "Sub-Advisers") for one or more of the Funds. So long as any Sub-Adviser serves as Sub-Adviser to a Fund, it must be a party to a sub-investment advisory agreement and will be obligated to: (i) furnish continuously an investment program as to those assets of the Trust and the Funds involved allocated by the Investment Adviser, (ii) in connection therewith, adhere to such guidelines as may be established by the Investment Adviser from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Trust and the Funds, and (iii) place all orders for the purchase and sale of investments. The Investment Adviser may also delegate or subcontract some or all of the Investment Adviser's other duties enumerated in this Agreement. The Investment Adviser will be responsible for payment of all compensation to all Sub-Advisers and other persons and entities to which Investment Adviser delegates any duty hereunder.

                  (d) The Investment Adviser further agrees that it:

                           (1) will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts if it has investment responsibilities for such accounts;

                           (2) will conform with all applicable rules and regulations and will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

                           (3) will not make loans to any person to  purchase or
                  carry units of beneficial interest in the Trust or make loans to the Trust; and

                           (4) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

         4. Services to Others. The Trust understands that the Investment Adviser may in the future act as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Trust has no objection to the Investment Adviser's acts in such capacities, provided that whenever one of the Funds and one or more other investment companies advised by the Investment Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a fashion that is equitable to each. The Trust recognizes that in some cases this procedure may adversely affect the size of the position that a Fund may obtain in a particular security. In addition, the Trust understands that the persons employed by the Investment Adviser to assist in the Investment Adviser's duties under this Agreement will not devote their full time to such service, and nothing contained in this Agreement will be deemed to limit or restrict the right of the Investment Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

         5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request and will require the same type of agreement from each Sub-Adviser. The Investment Adviser further agrees to preserve, for the periods prescribed by Rule 31a-2 under the 1940 Act, the records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. Expenses. Except as provided herein, during the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in providing general economic and financial analysis and advice to the Funds and providing a continuous investment program for the Funds pursuant to Section 3 above and in providing its activities under this Agreement, including costs of performing the pricing of portfolio securities, transfer and dividend disbursing agents' fees, certain insurance premiums, outside auditing and legal expenses, costs of maintaining the Trust's existence as a Delaware business trust, taxes, interest, redemption fees, fees of Trustees who are not officers, directors, shareholders, or employees of the Investment Adviser or any sub-adviser, SEC fees and state "blue sky" qualification fees, and costs of shareholders' and Trustees' reports and meetings. The Investment Adviser will also pay all compensation of any person employed by or associated with the Investment Adviser to assist in the performance of the Investment Adviser's obligations under this Agreement, whether or not such person is also an officer or employee of the Trust, and the Investment Adviser will not cause any obligation to be incurred on behalf of the Trust in respect of any such compensation. Costs pursuant to the Trust's Distribution Plan and any extraordinary expenses of the Trust will be borne by the Trust.

         7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay the Investment Adviser, and the Investment Adviser will accept as full compensation therefor, an advisory fee, accrued daily and payable monthly in arrears, in accordance with Schedule B hereto.

         8.       Limitation of Liability; Indemnification.

                  (a) The Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

                  (b) The Trust hereby agrees to indemnify the Investment Adviser and each of the Investment Adviser's directors, officers, employees and agents and controlling persons of each of them (each such person being an "indemnitee") out of the relevant Fund's assets against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such indemnitee may be or may have been involved as a party or otherwise or with which such indemnitee may be or may have been threatened, while acting in any capacity set forth above in this subparagraph or thereafter by reason of such indemnitee's having acted in any such capacity, except with respect to any matter as to which such indemnitee shall have been adjudicated not to have acted in good faith in the reasonable belief that such indemnitee's action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as such indemnitee had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of such indemnitee's position (the conduct referred to in such clauses (i) through (v) being sometimes referred to herein as "disabling conduct"), (2) as to any matter disposed of by settlement or a compromise payment by such indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and the relevant Fund and that such indemnitee appears to have acted in good faith in the reasonable belief that such indemnitee's action was in the best interest of the Trust and the relevant Fund and did not involve disabling conduct by such indemnitee, and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was authorized by a majority of the full Board of Trustees of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right which the Trust cannot lawfully waive. The Trust shall make advance payments out of the assets of the relevant Fund in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the indemnitee's good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Fund unless it is subsequently determined that such indemnitee is entitled to such indemnification and if the Board of Trustees of the Trust determines that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (A) the indemnitee shall provide a security for the indemnitee's undertaking, (B) the Fund shall be insured against losses arising by reason of any lawful advances, or (C) a majority of the Trustees of the Trust who are neither "interested persons" of the Trust (as defined in the 1940 Act) nor parties to the proceeding ("Disinterested Non-Party Trustees") or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body before whom the proceeding was brought that such indemnitee is not liable by reason of disabling conduct or, (2) in the absence of such decision, by (i) a majority vote of the Disinterested Non-Party Trustees, or (ii) if a majority vote of the Disinterested Non-Party Trustees so directs, independent legal counsel in a written opinion. The rights accruing to any indemnitee under these provisions shall not exclude any other right to which such indemnitee may be lawfully entitled.

         9. Brokerage Transactions. The Trust acknowledges that the Investment Adviser is affiliated with NFA Brokerage Services, Inc., a registered broker-dealer, and expressly authorizes the Investment Adviser to execute transactions through NFA Brokerage Services, Inc., consistent with the Investment Adviser's duty of best execution.

         10. Duration and Termination. This Agreement shall become effective upon the date hereof and shall continue in effect for a period of two years and thereafter from year to year, but only so long as such continuation is specifically approved at least annually in accordance with the requirements of the 1940 Act. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on 60 days' written notice by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund or by a majority of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the Trust) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities" and "assignment" shall have the same meanings of such terms under the 1940 Act.)

         11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the laws of the Commonwealth of Pennsylvania.

         The names "The Dresher Family of Funds" and "Trustees of The Dresher Family of Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Trust and elsewhere as required by law, and to any and all amendments thereto. The obligations of the "The Dresher Family of Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, interest holders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of units of interest of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

         13. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Pennsylvania without regard to the principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                           THE DRESHER FAMILY OF FUNDS


                                                     By: _____________________
                                                     Name:
                                                     Title:


                        NATIONAL FINANCIAL ADVISORS, INC.


                                                     By:______________________
                                                     Name:
                                                     Title:

                           SCHEDULE A


The Dresher Comprehensive Growth Fund

The Dresher Classic Retirement Fund




























Dated: ________________, 2001

                                   SCHEDULE B

                                      ADVISORY FEE SCHEDULE


Fund                                           Fee

The Dresher Comprehensive Growth               1.20% of the Fund's average daily
                                               net assets.*

The Dresher Classic Retirement Fund            1.20% of the Fund's average daily
                                               net assets.*





* Until ____________, 2003, the Investment Adviser agrees to reduce its advisory fees to keep total annual Fund operating expenses no greater than .95% (not including 12b-1 and service fee expenses and extraordinary expenses).


















Dated: ____________, 2001

                             VOTING INSTRUCTION FORM

THIS  VOTING   INSTRUCTION  FORM  IS SOLICITED  BY THE BOARD OF TRUSTEEES OF THE
DRESHER FAMILY OF FUNDS

The undersigned hereby instructs Jeffrey C. Brown and Larissa N. Patrylak, or either of them, that all shares of The Dresher Comprehensive Growth Fund and/or The Dresher Classic Retirement Fund held of record by the undersigned be voted at the special meeting of shareholders of The Dresher Family of Funds on Monday, March 12, 2001 (the notice and proxy statement with respect to which have been received by the undersigned), and at all adjournments thereof, on each proposal described in said notice as set forth below.

Each of Jeffrey C. Brown and Larissa N. Patrylak is authorized to vote in its discretion on any other matters which may properly come before the meeting.

            YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE.

       ********************************************************************

                     THE BOARD OF TRUSTEES RECOMMENDS A VOTE
                         FOR EACH OF THE PROPOSALS BELOW

               IF NO  SPECIFICATION  IS MADE FOR  APPROVAL,  THE PROXYS
                          SHALL BE VOTED FOR THAT PROPOSAL

         Please mark your vote as indicated in this example:  |X|

|_| To vote FOR all Proposals, mark this box and sign, date and return this Voting Instruction Form. (NO ADDITIONAL VOTE IS NECESSARY.)

BOTH PORTFOLIOS VOTING TOGETHER

1) To approve the new Investment Management Agreement (see Proposal 1 in proxy statement):

         The Dresher Classic Retirement Fund

         FOR               AGAINST           ABSTAIN
         |_|                 |_|               |_|

         The Dresher Comprehensive Growth Fund

         FOR               AGAINST           ABSTAIN
         |_|                 |_|               |_|


EACH PORTFOLIO

2)       To elect a Board of Trustees (see Proposal 2 in proxy statement).

         FOR ALL
         (EXCEPT AS NOTED)          WITHHOLD FOR ALL
                  |_|                          |_|

         Trustees:         01  Jeffrey  C.   Brown,   02  Larissa  N.  Patrylak,
                           03 Michael   H.   Peuler,   04   Donald   M. Horning,
                           05 Loren L. Martin and 06 John P. Porter, Jr.

         Instruction:      To withhold authority  to  vote  for  any  individual
                           trustee, strike a line through the trustee's name in the list above.



NOTE: Please sign exactly as your name appears on your Dresher Funds Account Application. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate.


Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

Date                                                                   , 2001


Signature(s), Title(s), (if applicable)

Portfolio(s) held:

                    PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                ENCLOSED ENVELOPE